UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2021

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 7, 2021, Open Text Corporation (“OpenText”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Zix Corporation, a Texas corporation (“Zix”), pursuant to which, and on the terms and subject to the conditions thereof, among other things, OpenText agreed to form a wholly-owned subsidiary of OpenText (“Merger Sub”), which will commence a tender offer (the “Offer”) within 10 business days, to acquire all of the outstanding shares of common stock of Zix (including shares of common stock issued upon conversion of Zix’s Series A Preferred Stock) (“Shares”), at a purchase price of $8.50 per share in cash, without interest (the “Offer Price”). The total purchase price is approximately $860 million, inclusive of Zix’s cash and debt, and to be funded with OpenText’s existing cash on hand. The Board of Directors of Open Text and Zix unanimously approved the transaction and the transaction is not subject to a financing condition.

The obligation of Merger Sub to purchase Shares pursuant to the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) the number of Shares validly tendered, received and not validly withdrawn, together with Shares beneficially owned by OpenText or a wholly-owned subsidiary of OpenText, equals at least one Share more than two-thirds of all of the Shares issued and outstanding, excluding Shares held in Treasury by Zix as of the expiration of the Offer or Shares acquired by Zix prior to the expiration of the Offer, (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (iii) no occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement) and (iv) other customary conditions. The holders of approximately 31% of Zix’s issued and outstanding shares of common stock (including shares of common stock issuable upon the conversion of Zix’s Series A Preferred Stock) have agreed to tender their shares to OpenText pursuant to the tender offer in accordance with the terms of certain support agreements.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into Zix (the “Merger”), with Zix surviving the Merger as an indirect wholly-owned subsidiary of OpenText, pursuant to the procedure provided for under Section 21.459(c) of the Texas Business Organizations Code, without any shareholder approvals. The transaction is expected to close by the end of this calendar year

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Additional Information

The tender offer described in this Current Report on Form 8-K has not yet commenced.

This Current Report on Form 8-K is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. At the time the tender offer is commenced, OpenText and its wholly owned subsidiary intend to file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and Zix intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. OpenText, its wholly owned subsidiary and Zix intend to mail these documents to the Zix shareholders. Investors and shareholders are urged to read those documents and other relevant documents filed or to be filed with the SEC carefully when they become available as they will contain important information about OpenText, Zix, the tender offer and related matters. Those documents as well as OpenText’s and Zix’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov. OpenText’s public filings with the SEC may be obtained at OpenText’s website at http://investors.opentext.com/ and Zix’s public filings with the SEC may be obtained at Zix’s website at http://investor.zixcorp.com/. Information contained on, or that is referenced or can be accessed through, these websites does not constitute part of this Current Report and inclusions of any website addresses herein are inactive textual references only. The offer to purchase and related materials may also be obtained (when available) for free by contacting the information agent to be named for the tender offer.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including statements regarding OpenText’s plans, objectives, expectations and intentions relating to the acquisition, the acquisition’s expected contribution to OpenText’s results, financing and closing of the acquisition, as well as the expected timing and benefits of the acquisition, impact on future financial performance including in respect of annual recurring revenues, cloud growth, adjusted EBITDA, cash flows and earnings, may contain words considered forward-looking statements or information under applicable securities laws. These statements are based on OpenText’s current expectations, estimates, forecasts and projections about the operating environment, economies and markets in which OpenText operates, as well as the impact of the ongoing COVID-19 pandemic. These statements are subject to important assumptions, risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. OpenText’s assumptions, although considered reasonable by the company at the date of this filing, may prove to be inaccurate and consequently its actual results could differ materially from the expectations set out herein.

For additional information with respect to risks and other factors which could occur, see OpenText’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC (which are available at the SEC’s website at www.sec.gov) and other securities regulators. Unless otherwise required by applicable securities laws, OpenText disclaims any intention or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01	Regulation FD Disclosure.

On November 8, 2021, OpenText issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is being furnished herewith as Exhibit 99.1.

This information (including Exhibit 99.1) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall this information be deemed incorporated by reference in any filing made by OpenText under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 7, 2021, by and among Open Text Corporation and Zix Corporation.

99.1	Press Release issued by Open Text Corporation on November 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. OpenText agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

November 8, 2021	By:	/s/ Gordon A. Davies
Gordon A. Davies EVP, CLO and Corporate Development

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